UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________________________________________
FORM 8-K
______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 11, 2022
______________________________________________________
AT&T INC.
(Exact Name of Registrant as Specified in Charter)
______________________________________________________

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas (Address of Principal Executive Offices)		75202 (Zip Code)
Registrant’s telephone number, including area code (210) 821-4105
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. 2.650% Global Notes due December 17, 2021	T 21B	New York Stock Exchange
AT&T Inc. 1.450% Global Notes due June 1, 2022	T 22B	New York Stock Exchange
AT&T Inc. 2.500% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.750% Global Notes due May 19, 2023	T 23C	New York Stock Exchange

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.050% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.300% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.950% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.400% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38C	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 3.750% Global Notes due September 1, 2050	T 50A	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On March 11, 2022, AT&T Inc. (AT&T or the Company) issued a press release providing an update on its strategy and financial outlook. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

AT&T is also providing, as a convenience to its investors, supplemental operating information reflecting the repositioning of the Company's assets, excluding the operating results of the following pending and/or closed business dispositions. See AT&T's Annual Report on Form 10-K for the year ended December 31, 2021 for additional information on these transactions.

WarnerMedia In May 2021, AT&T entered into an agreement to combine its WarnerMedia segment, subject to certain exceptions, with a subsidiary of Discovery, Inc. (Discovery). The transaction (including the spin-off of the WarnerMedia segment, subject to certain exceptions) is expected to close in the second quarter of 2022, subject to approval by Discovery shareholders and customary closing conditions, including receipt of regulatory approvals.

Xandr In December 2021, AT&T entered into an agreement to sell the marketplace component of Xandr, which is expected to close in 2022, subject to customary closing conditions. Xandr was excluded from the WarnerMedia/Discovery transaction, was accounted for as held-for-sale as of December 31, 2021, and is reported in the WarnerMedia segment.

Playdemic In the third quarter of 2021, AT&T sold WarnerMedia's mobile games app studio, Playdemic Ltd. (Playdemic). Playdemic was reported in the WarnerMedia segment and was excluded from the WarnerMedia/Discovery transaction.

Otter Media In the third quarter of 2021, AT&T disposed of substantially all of the assets of Otter Media Holdings, which was reported in the WarnerMedia segment.

Vrio In the fourth quarter of 2021, AT&T sold its Latin America video operations, which were reported in the Latin America segment.

Video In July 2021, AT&T closed its transaction with TPG to form a new company named DIRECTV Entertainment Holdings, LLC (DIRECTV). The transaction resulted in our deconsolidation of the U.S. video business (including the DIRECTV, AT&T TV and U-verse video services), with DIRECTV being accounted for under the equity method.

Other dispositions reported in Corporate and Other, including the Crunchyroll anime business (sold third-quarter 2021), Government Solutions (sold first-quarter 2021) and wireless and wireline operations in Puerto Rico and the U.S. Virgin Islands (sold fourth-quarter 2020).

Upon close of the WarnerMedia/Discovery transaction, the WarnerMedia business will meet the criteria for discontinued operations, which will require AT&T to recast historical results to reflect continuing operations separately from discontinued operations. As permitted under U.S. generally accepted accounting principles (GAAP), the Company expects to include all components of its single plan of a strategic shift, including dispositions that may not have individually met the criteria due to materiality, in its presentation of discontinued operations, except for Video. Video does not meet the criteria for discontinued operations due to AT&T's continuing involvement.

The information included in Exhibit 99.2 is intended to reflect the historical operating results of the Company excluding the businesses noted above, as if such transfer occurred as of January 1, 2020, and reflects many but not all adjustments required for pro forma financial information prepared in accordance with Article 11 of Regulation S-X. This supplemental pro forma information is not intended to be a complete presentation of AT&T’s operating results or financial position. This pro forma presentation is presented for information purposes only and does not purport to represent what AT&T operations would have been nor do they purport to project the results or operations for any future period. Accordingly, such information should not be relied upon as an indicator of future performance, financial condition or liquidity.

Adjustment to AT&T's historical financial statements, including the removal of intercompany transactions, have been derived primarily from the amounts reported in AT&T's Annual Report on Form 10-K for the year ended December 31, 2021. The tax impact has been estimated using the adjusted effective tax rate, which could differ from actual results. Exhibit 99.1 excludes adjustment for potential debt repayments. The actual amounts of these adjustments, including the actual pro forma tax impact and the actual adjustments for debt repayments will be determined at closing, and as a result, the pro forma financial information AT&T will file upon consummation of the WarnerMedia/Discovery transaction may differ materially from the information presented in Exhibit 99.2. Investors are cautioned not to place undue reliance on this information.

Additionally, AT&T is updating its definition of free cash flow to include payments for vendor financing, which are classified as financing activities. Free cash flow is a non-GAAP metric that management views as a measure of cash available to pay debt and return cash to shareowners and is defined as cash from operations and cash distributions from DIRECTV (classified as investing activities) minus capital expenditures and cash paid for vendor financing.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates, statements as to the expected timing, completion and effects of the WarnerMedia and Xandr transactions and other forward-looking statements that are subject to risks and uncertainties. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission. AT&T disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise

Item 9.01 Financial Statements and Exhibits.
The following exhibits are furnished as part of this report:

(d)	Exhibits

	99.1	Press Release of AT&T Inc., dated March 11, 2022
	99.2	Supplemental Pro Forma Financial Information
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: March 11, 2022	By: /s/ Debra L. Dial . Debra L. Dial Senior Vice President and Controller
3